Subsequent Event	12 Months Ended
Dec. 31, 2018
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Event

NOTE 16-SUBSEQUENT EVENT:

In March 2019, the Company executed an exclusive option license agreement with an animal health company, for the development of the Company’s proprietary anti-inflammatory molecule, VB-201, for veterinary use. The Company retains VB-201 rights for treatment of humans, worldwide. Under the terms of the agreement, the Company has granted an exclusive option license to explore the potential of VB-201 for animal health indications. In consideration, the Company receiving an undisclosed up-front payment, and is entitled to receive additional development milestone payments. Upon exercising the option to license, the Company will receive additional milestones and royalties on net sales.